Exhibit 10.10

AMENDMENT NO. 1
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of November 7, 2007, by and among K-SEA OPERATING PARTNERSHIP L.P. (“Borrower”), the several financial institutions party hereto (the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral trustee for the Lenders, LASALLE BANK, NATIONAL ASSOCIATION and CITIBANK, N.A., as Co-Syndication Agents, and CITIZENS BANK OF PENNSYLVANIA and HSCB BANK USA, NATIONAL ASSOCIATION, as Co-Documentation Agents.

RECITALS

A.            Borrower, the Lenders, the Co-Syndication Agents, the Co-Documentation Agents and the Administrative Agent are parties to an Amended and Restated Loan and Security Agreement, dated as of August 14, 2007 (the “Loan Agreement”). Unless otherwise defined herein, all capitalized terms used herein or in the Acknowledgement and Consent annexed hereto shall have the meanings ascribed to them in the Loan Agreement.

B.            Borrower has requested that the Administrative Agent and the Lenders amend the Loan Agreement in certain respects.

C.            The Administrative Agent has advised Borrower that the Lenders party hereto are willing to agree to its requests to amend the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.             CHANGE IN TRANCHE A COMMITMENTS.

(a)          Tranche A Commitments. From and after the Amendment No. 1 Effective Date, the Tranche A Commitment of each Tranche A Lender shall be the amount set forth opposite such Tranche A Lender’s name on Schedule 2.01 to the Loan Agreement (as amended hereby and attached hereto as Exhibit A) under the caption “Tranche A Commitment” as such amount may be increased or reduced pursuant to the terms of the Loan Agreement, and such amount (if changed) shall supersede and be deemed to amend the amount of such Tranche A Lender’s Tranche A Commitment as set forth on Schedule 2.01 to the Loan Agreement as in effect immediately prior to the Amendment No. 1 Effective Date.

(b)         Adjustment of Outstanding Loans. If any Tranche A Loans are outstanding under the Loan Agreement on the Amendment No. 1 Effective Date, the Tranche A Lenders shall on the Amendment No. 1 Effective Date, at the direction of the Administrative Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Tranche A Loans outstanding to Borrower from each Tranche A Lender under the Loan Agreement (as of the Amendment No. 1 Effective Date) are proportionate to the aggregate amount of all of the Tranche A Commitments, after giving effect to the increase in the Tranche A Maximum Amount and increase in the amount of the

Tranche A Commitments of [each/certain] of the Tranche A Lenders. Borrower agrees and consents to the terms of this Section 1(b).

2.             AMENDMENTS TO LOAN AGREEMENT.

(a)           Additional Definitions. Section 1.01 of the Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 1” means Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of November 7, 2007, among Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” means November 7, 2007.

(b)           Amendments to Definitions.

(i)            Interest Period. Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of “Interest Period” in its entirety and substituting the following therefor:

“Interest Period” means with respect to a LIBOR Loan, the period commencing on the date of the making of such LIBOR Loan and ending on the numerically corresponding day in the calendar month that is one, two, three, six or twelve months thereafter, as Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of the making of a LIBOR Loan initially shall be the date on which such LIBOR Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such LIBOR Loan.

(ii)           Tranche A Maximum Amount. Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of “Tranche A Maximum Amount” in its entirety and substituting the following therefor:

“Tranche A Maximum Amount” means, with respect to the Tranche A Facility, Two Hundred Million Dollars ($200,000,000.00), as such amount may be increased in the aggregate in accordance with Section 2.17 hereof or decreased in the aggregate in accordance with Section 2.06.

(c)           Increase in Commitments. Section 2.17(a) of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

Provided that no Default or Event of Default has occurred and is continuing, Borrower may, at any time and from time to time after the

2

Amendment No. 1 Effective Date, provide a written request to the Administrative Agent to increase the Tranche A Commitments by up to an aggregate maximum amount of Fifty Million Dollars ($50,000,000.00).

(d)         Commitments. Schedule 2.01 to the Loan Agreement is hereby deleted in its entirety and Exhibit A to this Amendment substituted therefor.

(e)          General. All references to “this Agreement” in the Loan Agreement and to “the Loan Agreement” in the other Loan Documents shall be deemed to refer to the Loan Agreement as amended hereby.

3.             CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon the satisfaction of each of the following conditions:

(a)          The Administrative Agent (or its counsel) shall have received from Borrower, each Guarantor and the Required Lenders (including each Lender whose Tranche A Commitment is being increased in connection with this Amendment) either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)         The Administrative Agent shall have received a replacement Notes for each Lender whose Tranche A Commitment is being increased in connection with this Amendment requesting the same duly signed on behalf of Borrower

(c)          The Lenders shall be reasonably satisfied that no material adverse change in the business, assets, operations, properties, condition (financial or otherwise), liabilities (including contingent liabilities) or material agreements of Borrower and its Subsidiaries has occurred since June 30, 2007.

(d)         There shall be no injunction, writ, preliminary restraining order or other order of any nature issued by any Governmental Authority in any respect affecting the transactions provided for in this Amendment and no action or proceeding by or before any Governmental Authority shall have been commenced and be pending or, to the knowledge of Borrower, threatened, seeking to prevent or delay the transactions contemplated by this Amendment or challenging any other terms and provisions hereof or thereof or seeking any damages in connection herewith or therewith.

(e)          The representations and warranties contained in the Loan Agreement shall be true and correct in all material respects, except to the extent such representations and warranties relate to an earlier date and, after giving effect to the amendments set forth in Section 2 hereof, no Default or Event of Default shall exist.

(f)          The Administrative Agent shall have received (i) for the account of each Lender whose Tranche A Commitment is being increased in connection with this Amendment, payable on the Amendment No. 1 Effective Date, a fee equal to the product of 0.20% multiplied by the amount of the increase in such Lender’s Tranche A Commitment and (ii) all other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder.

3

(g)         All legal matters with respect to and all legal documents (including, but not limited to, the Loan Documents) executed in connection with the transactions contemplated by this Amendment shall be satisfactory to counsel for the Administrative Agent.

(h)         Borrower shall have paid the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders in connection with this Amendment.

The Administrative Agent shall notify Borrower and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.

4.             REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)           The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date.

(b)           No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

(c)           (i)            The execution, delivery and performance by Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of Borrower, (ii) this Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and (iii) neither this Amendment nor the execution, delivery and performance by Borrower hereof: (A) contravenes the terms of Borrower’s organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which Borrower is a party or any order, injunction, writ or decree to which Borrower or its property is subject, or (C) violates any requirement of law.

(d)           Immediately after giving effect to the increase in the Tranche A Maximum Amount pursuant to this Amendment, the Asset Coverage Ratio (calculated as if the aggregate Revolving Credit Exposure of all Lenders equals the Tranche A Maximum Amount (after giving effect to such increase)) shall be not less than 1.25 to 1.00.

5.            EFFECT; NO WAIVER.

(a)           Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder and (ii) agrees and admits that it has no existing defenses to or offsets against any such obligation. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Administrative Agent or the Lenders under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein.

4

(b)           Borrower hereby (i) reaffirms all of its agreements and obligations under the Loan Documents, (ii) reaffirms that all Obligations of Borrower under or in connection with the Loan Agreement as amended hereby are “Obligations” as that term is defined in the Loan Documents and (iii) reaffirms that all such Obligations continue to be secured by the Loan Documents, which remain in full force and effect and are hereby ratified and confirmed.

6.             MISCELLANEOUS.

(a)           Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

(b)           THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

(c)           This Amendment shall be binding upon Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

(d)           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

5

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

K-SEA OPERATING PARTNERSHIP L.P., as Borrower

By: K-Sea OLP GP, LLC, its general partner

By:	/s/ John J. Nicola
Name:	John J. Nicola
Title:	Chief Financial Officer

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 1 SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION, for itself as Lender, and as Administrative Agent and as Collateral Trustee

By:	/s/ Scott A. Foye
Name:	SCOTT A. FOYE
Title:	SR. VICE PRESIDENT

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 1 SIGNATURE PAGE

LASALLE BANK NATIONAL ASSOCIATION, as Co-Syndication Agent and Lender

By:	/s/ Hollis J. Griffin
Name:	Hollis J. Griffin
Title:	Senior Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 1 SIGNATURE PAGE

CITIBANK, N.A., as Co-Syndication Agent and Lender

By:	/s/ Charles J. Margiotti III
Name:	Charles J. Margiotti III
Title:	Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 1 SIGNATURE PAGE

CITIZENS BANK OF PENNSYLVANIA, as Co-Documentation Agent and Lender

By:	/s/ Devon Starks
Name:	Devon Starks
Title:	Senior Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 1 SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender

By:	/s/ Paulette P Laurenzi
Name:	Paulette P Laurenzi
Title:	Senior Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 1 SIGNATURE PAGE

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Stephen Karp
Name:	Stephen Karp
Title:	Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 1 SIGNATURE PAGE

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Guarantors hereby (1) consents to the execution and delivery by Borrower of the foregoing Amendment No. 1; (2) agrees that the definition of “Obligations” (and any other term referring to the indebtedness, liabilities and obligations of Borrower to the Administrative Agent or any of the Lenders) in the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents shall include the Indebtedness of Borrower under the foregoing Amendment No. 1; (3) agrees that the definition of “Loan Agreement” in the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents to which it is a party is hereby amended to mean the Loan Agreement as amended by the foregoing Amendment No. 1; (4) reaffirms its continuing liability under the Parent Guaranty or its Subsidiary Guaranty, as the case may be (as modified hereby); (5) reaffirms all of its agreements and obligations under the Loan Documents to which it is a party; (6) reaffirms that all Obligations of Borrower under or in connection with the Loan Agreement as amended by the foregoing Amendment No. 1 are “Obligations” as that term is defined in the Parent Guaranty or its Subsidiary Guaranty, as the case may be; (7) reaffirms that all such Obligations continue to be secured by the Loan Documents to which it is a party, which remain in full force and effect and are hereby ratified and confirmed; and (8) confirms and agrees that it is a Guarantor and that the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms.

K-SEA TRANSPORTATION PARTNERS L.P.

By:	K-Sea General Partner L.P., its general partner

By:	K-Sea General Partner GP LLC, its general partner

	By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

K-SEA TRANSPORTATION INC.

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

K-SEA TRANSPORTATION LLC

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

SMITH MARITIME LLC

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

K-SEA HAWAII INC.

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

HAWAIIAN INTERISLAND TOWING, LLC

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

TOW BOAT SERVICES & MANAGEMENT, LLC

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

UAUKEWAI DIVING, SALVAGE AND FISHING, LLC

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

K-Sea Amendment No. 1 Acknowledgement and Consent Signature Page

EXHIBIT A
TO
AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

SCHEDULE 2.01

Amendment No. 1 Effective Date Commitments

Lender	Tranche A Commitment	Tranche B Commitment

KeyBank National Association	$40,500,000.00	-0-
LaSalle Bank National Association	$38,500,000.00	-0-
Citibank, N.A.	$38,500,000.00	-0-
Citizens Bank of Pennsylvania	$28,500,000.00	-0-
HSBC Bank USA, National Association	$28,500,000.00	-0-
Wachovia Bank, National Association	$25,500,000.00	-0-
Aggregate Commitments	$200,000,000.00	-0-